UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2011

BankAtlantic Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-13133	65-0507804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 West Cypress Creek Road Ft. Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-940-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Shareholders of BankAtlantic Bancorp, Inc. (the “Company”) was held on May 17, 2011. The only proposal submitted to a vote of the Company’s shareholders at the meeting was the election of three directors to the Company’s Board of Directors, each to serve for a term expiring at the Company’s 2014 Annual Meeting of Shareholders. The three director nominees were elected by the Company’s shareholders by the following votes:

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes
Alan B. Levan	91,838,883	1,102,798	0
D. Keith Cobb	91,809,187	1,132,494	0
Bruno L. Di Giulian	90,810,039	2,131,642	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2011	BANKATLANTIC BANCORP, INC.

	By:	/s/ Valerie C. Toalson
Valerie C. Toalson
Executive Vice President - Chief Financial Officer